Exhibit 4B




                              L. B. FOSTER COMPANY

                                       AND

                    AMERICAN STOCK TRANSFER & TRUST COMPANY,

                                 as Rights Agent





                                RIGHTS AGREEMENT

                          DATED AS OF OCTOBER 24, 2006

                                TABLE OF CONTENTS

Section No.                                                             Page No.
-----------                                                             --------

Section 1.        Certain Definitions..........................................1
Section 2.        Appointment of Rights Agent..................................4
Section 3.        Issuance of Rights Certificates..............................5
Section 4.        Form of Rights Certificates..................................6
Section 5.        Countersignature and Registration............................6
Section 6.        Transfer, Split Up, Combination and Exchange of
                  Rights Certificates; Mutilated, Destroyed, Lost
                  or Stolen Rights Certificates................................7
Section 7.        Exercise of Rights; Purchase Price; Expiration
                  Date of Rights...............................................8
Section 8.        Cancellation and Destruction of Rights Certificates.........10
Section 9.        Reservation and Availability of Capital Stock...............10
Section 10.       Common Stock Record Date....................................12
Section 11.       Adjustment of Purchase Price, Number and Kind
                  of Shares or Number of Rights...............................12
Section 12.       Certificate of Adjusted Purchase Price or
                  Number of Shares............................................19
Section 13.       Consolidation, Merger or Sale or Transfer
                  of Assets or Earning Power..................................20
Section 14.       Fractional Rights and Fractional Shares.....................23
Section 15.       Rights of Action............................................24
Section 16.       Agreement of Rights Holders.................................24
Section 17.       Rights Certificate Holder Not Deemed a Shareholder..........24
Section 18.       Concerning the Rights Agent.................................25
Section 19.       Merger or Consolidation or Change of Name of Rights
                  Agent.......................................................25
Section 20.       Duties of Rights Agent......................................26
Section 21.       Change of Rights Agent......................................28
Section 22.       Issuance of New Rights Certificates.........................29
Section 23.       Redemption and Termination..................................29
Section 24.       Exchange....................................................30
Section 25.       Notice of Certain Events....................................31
Section 26.       Notices.....................................................32
Section 27.       Supplements and Amendments..................................33
Section 28.       Successors..................................................34
Section 29.       Determinations and Actions by the Board of
                  Directors, etc..............................................34
Section 30.       Benefits of this Agreement..................................35
Section 31.       Severability................................................35
Section 32.       Governing Law...............................................35
Section 33.       Counterparts................................................35
Section 34.       Descriptive Headings........................................36



EXHIBIT A
EXHIBIT B

                                RIGHTS AGREEMENT


     This Rights Agreement, dated as of October 24, 2006 (the "Agreement"), is made and entered into by and between L.B. Foster Company, a Pennsylvania corporation (the "Company"), and American Stock Transfer & Trust Company, a New York corporation (the "Rights Agent"), with reference to the following background:

     On October 24, 2006 (the "Declaration Date"), the Board of Directors of the Company authorized and declared a dividend distribution of one Right for each share of Common Stock, par value $.01 per share, of the Company (the "Common Stock") outstanding at the close of business on May 15, 2007 (the "Record Date"), and has authorized the issuance of one Right (as such number may hereafter be adjusted pursuant to the provisions of Section 11(p)) for each share of Common Stock of the Company issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date. This Agreement sets forth the terms of the Rights.

     NOW, THEREFORE, with the intention of being legally bound, the parties agree as follows:

     Section  1.  Certain  Definitions.  For  purposes  of this  Agreement,  the
                  --------------------
following terms have the meanings indicated:

     (a) "Acquiring Person" means any Person that, together with all Affiliates and Associates of that Person, is the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, but shall not include:

          (i) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, or

          (ii) any Person who would otherwise become an Acquiring Person solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company, unless and until that Person shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 0.5% or more of the then outstanding shares of Common Stock other than pursuant to a Qualifying Offer.

Notwithstanding the foregoing, a Person shall not become an "Acquiring Person" as the result of the acquisition by the Person of newly issued shares of Common Stock directly from the Company (it being understood that a purchase from an underwriter or other intermediary in connection with a public offering by the Company is deemed for purposes hereof to be a purchase directly from the Company). If a Person (x) shall become the Beneficial Owner of 20% or more of the shares of Common Stock of the Company then outstanding by reason of the receipt of newly-issued shares of Common Stock directly from the Company and (y) shall, after such direct issuance by the Company, become the Beneficial Owner of any additional shares of Common Stock of the Company other than pursuant to a Qualifying Offer (and thereafter remains a Beneficial Owner of 20% or more of the shares of Common Stock of the Company), then such Person shall be deemed to be an "Acquiring Person." If a transferee of shares from a Person described in clause (x) of the preceding sentence, regardless of whether the transferor acquires additional shares as described in clause (y) of the preceding sentence, becomes the Beneficial Owner of 20% or more of the shares of Common Stock of the Company then outstanding, the transferee shall be deemed to be an "Acquiring Person."

     (b) "Act" means the Securities Act of 1933, as amended.

     (c) "Affiliate" and "Associate" have the respective meanings ascribed to those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.

     (d) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

          (i) that the Person or any of the Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether that right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; except that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own":

                           (A) securities tendered pursuant to a tender or
                  exchange offer made by the Person or any of the Person's Affiliates or Associates until the tendered securities are accepted for purchase or exchange, or

                           (B) securities issuable upon exercise of Rights at
                  any time prior to the occurrence of a Triggering Event, or

                           (C) securities issuable upon exercise of Rights from
                  and after the occurrence of a Triggering Event which Rights were acquired by the Person or any of the Person's Affiliates or Associates prior to the Distribution Date or pursuant to
                  Section 3(a) or Section 22 (the "Original Rights") or pursuant
                                  ----------
                  to Section 11(a)(i) in connection with an adjustment made with
                     ----------------
                  respect to any Original Rights;

          (ii) that the Person or any of the Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 or any successor regulation of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; except that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this paragraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding:

                           (A) arises solely from a revocable proxy given in
                  response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and

                           (B) is not also then reportable by the Person on
                  Schedule 13D under the Exchange Act (or any comparable or successor report); or

          (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which the Person (or any of the Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the exception to subparagraph (ii) above or disposing of any voting securities of the Company.

Nothing in this subsection (d) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through that Person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

     (e) "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the Commonwealth of Pennsylvania are authorized or obligated by law or executive order to close.

     (f) "Close of business" on a date means 5:00 P.M., Pittsburgh time, on that date; except that if that date is not a Business Day it shall mean 5:00 P.M., Pittsburgh time, on the next succeeding Business Day.

     (g) "Common Stock" means the Common Stock, par value $.01 per share, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of that Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of that Person.

     (h) "Continuing Director" shall mean any member of the Board of Directors of the Company who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a nominee or representative of an Acquiring Person or any such Affiliate or Associate and who was a member of the Board of Directors of the Company before the Stock Acquisition Date, and any successor to a Continuing Director who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or nominee or representative of an Acquiring Person or of any such Affiliate or Associate and who was recommended for election or elected to succeed the Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Company.

     (i) "Distribution Date" means the earlier of the following:

          (i) the close of business on the tenth day after the Stock Acquisition Date, or

          (ii) the close of business on the tenth Business Day after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, the Person would be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding.

     (j)  "Person"  means  any  individual,   firm,  corporation,   partnership,
association or other entity.

     (k) "Purchase Price" means the exercise price at which a holder of a Right may purchase one share of Common Stock upon exercise of a Right.

     (l) "Qualifying Offer" means a tender offer or exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the members of the Continuing Directors who are not officers or employees of the Company and who are not representatives, nominees, Affiliates or Associates of the Person making the offer, to be

          (i) at a price that is fair to Stockholders (taking into account all factors that such Continuing Directors deem relevant) and

          (ii) otherwise in the best interests of the Company and its Stockholders.

     (m)  "Section  11(a)(ii)  Event"  means  any  event  described  in
Section 11(a)(ii).
-----------------

     (n) "Section 13 Event" means any event described in clauses (x), (y) or (z) of Section 13(a).
   -------------

     (o) "Stock Acquisition Date" means the first date of public announcement (which, for purposes of this definition, includes, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

     (p) "Subsidiary" means, with reference to any Person, any corporation of which an amount of voting securities sufficient to elect at least a majority of the directors of that corporation is beneficially owned, directly or indirectly, by that Person, or otherwise controlled by that Person.

     (q)  "Triggering  Event"  means any Section  11(a)(ii)  Event or Section 13
Event.

     Section 2.  Appointment of Rights Agent.  The Company  hereby  appoints the
                 ----------------------------
Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall prior to the Distribution Date also be the
                   ---------
holders of the Common Stock) in accordance with the terms of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it deems necessary or desirable.

     Section 3. Issuance of Rights Certificates.
                --------------------------------

     (a) Until the Distribution Date:

          (i) the Rights will be evidenced (subject to subsection (b)) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and

          (ii) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).

As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of the holder shown on the records of the Company, one or more rights certificates in substantially the form of Exhibit A (the "Rights Certificates"),
                                          ---------
evidencing  one  Right  for each  share of  Common  Stock  so held,  subject  to adjustment as provided in this Agreement. If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) at the
                                                            ------------
time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with
Section 14(a)) so that Rights Certificates representing only whole numbers of
--------------
Rights are distributed and cash is paid in lieu of any fractional Rights. On and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates.

     (b) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit B (the "Summary of Rights"), by first-class, postage prepaid mail, to
---------
each record holder of the Common Stock as of the close of business on the Record Date, at the address of the holder shown on the records of the Company. With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by the certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date (as defined in Section 7), the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with those shares of Common Stock.

     (c) Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date and, in certain circumstances as provided in Section 22, after the
                                                         ------------
Distribution Date. Certificates representing those shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend:

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between L.B. Foster Company (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent") dated as of October 24, 2006 (the "Rights Agreement"), the terms of which are incorporated herein by this reference and a copy of which is on file at the principal office of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to or held by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. If the Company acquires any Common Stock after the Record Date but before the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any rights associated with Common Stock that is no longer outstanding.

     Section 4. Form of Rights Certificates.
                ----------------------------

     (a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A and may have such marks of identification or
                       ---------
designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with this Agreement, or as may be required to comply with any applicable law, rule or regulation, including any rule or regulation of any stock exchange or other trading facility on which the Rights may from time to time be listed or traded, or to conform to usage. Subject to Section 11 and Section 22, the Rights Certificates, whenever
                  ----------     ----------
distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the Purchase Price, but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided in this Agreement.

     (b) Any Rights  Certificate  issued  pursuant to Section 3(a) or Section 22
                                                      ------------    ----------
that represents Rights beneficially owned by a Person described in Section 7(e),
                                                                   ------------
and any  Rights  Certificate  issued  pursuant  to  Section 6 or Section 11 upon
                                                    ---------    ----------
transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

         The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

     Section 5. Countersignature and Registration.
                ----------------------------------

     (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. If any officer of the Company who has signed any of the Rights Certificates ceases to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company. Any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, is a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

     (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

     Section  6.  Transfer,   Split  Up,  Combination  and  Exchange  of  Rights
                  --------------------------------------------------------------
Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
-----------------------------------------------------------------------

     (a) Subject to Sections 4(b), 7(e) and 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for that purpose. Neither the Rights Agent nor the Company shall be obligated to take any action with respect to the transfer of any surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of the Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 4(b), 7 (e) and 14,
                                                  ------------------------------
countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

     (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

     Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
                --------------------------------------------------------------

     (a) Subject to subsection (e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided in this Agreement) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for that purpose, together with payment of the aggregate Purchase Price with respect to the total number of shares of Common Stock (or other securities, cash or other assets, as the case may be) as to which the surrendered Rights are then exercisable, at or prior to the earliest of (the earliest of (i), (ii) and (iii) being herein referred to as the "Expiration Date"):

          (i) the close of business on October 24, 2016 (the "Final Expiration Date"),

          (ii) the time at which the Rights are  redeemed as provided in
Section 23, or
----------

          (iii) the time at which the Rights are exchanged as provided in
Section 24.
----------

     (b) The Purchase Price for each share of Common Stock pursuant to the exercise of a Right shall initially be $30.00 and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) and shall be payable in
                                   ---------------------
accordance with subsection (c).

     (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per share of Common Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to
Section 20(k), thereupon promptly:
-------------

          (i) (A) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent for those shares) certificates for the total number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or

               (B) if the Company shall have elected to deposit the total number of shares of Common Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing the number of shares of Common Stock as are to be purchased
(in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request,

          (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14,
                                                     -----------

          (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of the Rights Certificate, registered in such name or names as may be designated by the holder, and

          (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of the Rights Certificate.

The payment of the  Purchase  Price (as that  amount may be reduced  pursuant to
Section  11(a)(iii))  shall be made in cash or by  certified  bank check or bank
--------------------
draft payable to the order of the Company. If the Company is obligated to issue other securities of the Company, to pay cash and/or to distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so
            -------------
that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

     (d) If the registered holder of any Rights Certificate exercises fewer than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of the
Rights Certificate, registered in such name or names as may be designated by such holder, subject to Section 14.
                        -----------

     (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by:

          (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person,

          (ii) a transferee of an Acquiring Person (or an Associate or Affiliate of an Acquiring Person ) who becomes a transferee after the Acquiring Person becomes such, or

          (iii) a transferee of an Acquiring Person (or an Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either:

                           (A) a transfer (whether or not for consideration)
                  from the Acquiring Person to holders of equity interests in the Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights, or

                           (B) a transfer that the Board of Directors of the
                  Company has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this subsection (e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that this subsection (e) and Section 4(b) are complied with, but shall
                                       ------------
have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations hereunder with respect to an Acquiring Person or its Affiliates, Associates or transferees.

     (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the registered holder shall have:

          (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and

          (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights or Affiliates or Associates thereof as the Company shall reasonably request.

     Section 8. Cancellation and Destruction of Rights Certificates.  All Rights
                ----------------------------------------------------
Certificates surrendered for exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

     Section 9. Reservation and Availability of Capital Stock.
                ----------------------------------------------

     (a) The Company covenants and agrees that it will from and after such time as the Rights become exercisable use its best reasonable efforts to cause to be reserved and kept available out of its authorized and unissued shares of Common Stock (and any other securities for which the Rights become exercisable), the number of shares of Common Stock (and/or other securities) that, as provided in this Agreement, including without limitation Section 11(a)(iii), will be
                                                  -------------------
sufficient to permit the exercise in full of all outstanding Rights.

     (b) So long as the shares of Common Stock (and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or authorized for quotation on the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be authorized for such quotation or to be listed on such exchange upon official notice of issuance upon such exercise.

     (c) The Company shall use its best efforts to:

          (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event, a registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form,

          (ii) cause that registration statement to become effective as soon as practicable after such filing, and

          (iii) cause that registration statement to remain effective (with aprospectus at all times meeting the requirements of the Act) until the earlier of:

                           (A) the date as of which the Rights are no longer
                               exercisable for such securities, and

                           (B) the Expiration Date.

The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for up to 90 days after the date set forth in clause (i) of the first sentence of this subsection (c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective so long as the Company uses good faith efforts to that end. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in that jurisdiction has not been obtained, the exercise thereof is not permitted under applicable law or a registration statement has not been declared effective.

     (d) The Company will take all such action as may be necessary to ensure that all Common Stock and/or other shares of capital stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

     (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for Common Stock (and/or other securities, as the case may be) issued upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of Common Stock (and/or other securities, as the case may be) in respect of a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for Common Stock (and/or other securities, as the case may be), in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

     Section  10.  Common  Stock  Record  Date.  Each  Person in whose  name any
                   ----------------------------
certificate for Common Stock (and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of that Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing those Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made. If the date of surrender and payment is a date upon which the Common Stock (and/or other securities, as the case may be) transfer books of the Company are closed, the Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock (and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in this Agreement.

     Section  11.  Adjustment  of Purchase  Price,  Number and Kind of Shares or
                   -------------------------------------------------------------
Number of Rights.  The Purchase Price,  the number and kind of shares covered by
-----------------
each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

     (a) (i) If the Company at any time after the Distribution Date:

                           (A) declares a dividend on the Common Stock payable
                  in shares of Common Stock,

                           (B) subdivides the outstanding Common Stock,

                           (C) combines the outstanding Common Stock into a
                  smaller number of shares, or

                           (D) issues any shares of its capital stock in a
                  reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this subsection (a) and Section 7(e), the number
                                                        ------------
and kind of shares of Common Stock or capital stock, as the case may be, issuable on the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Common Stock or capital stock, as the case may be, that, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

     (ii) If any Person becomes an Acquiring Person other than pursuant to a transaction subject to Section 13(a) or a Qualifying Offer, then,
                       -------------
promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e))
                                                                  --------------
shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with this Agreement, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the current market price (determined pursuant to subsection (d)) per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares").

     (iii) If the number of shares of Common Stock authorized by the Company's certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing paragraph (ii) of this subsection (a), the Company shall:

                           (A) determine the excess of (1) the value of the
                  Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (2) the Purchase Price (such excess, the "Spread"), and

                           (B) with respect to each Right, make adequate
                  provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price:

                               (1) cash,

                               (2) a reduction in the Purchase Price,

                               (3) Common Stock or other equity securities of
                  the Company (including, without limitation, shares, or units of shares, of Preferred Stock that the Board of Directors of the Company has deemed to have the same value as shares of Common Stock (such shares of Preferred Stock being "common stock equivalents")),

                               (4) debt securities of the Company,

                               (5) other assets, or

                               (6) any combination of the foregoing, having an
                  aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors.

If the Company shall not have made adequate provision to deliver value pursuant to subparagraph (B) of this paragraph (iii) within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the
                                                      -------------
later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek Stockholders approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to this Section 11(a)(iii), the Company
(x) shall  provide,  subject to  Section  7(e),  that such  action  shall  apply
                                 -------------
uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current market price (as determined pursuant to subsection (d)) per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the value of any "common stock equivalent" shall be deemed to have the same value as the Common Stock on such date.

     (b) If the Company fixes a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Common Stock (or shares having the same rights, privileges and preferences as the shares of Common Stock ("equivalent stock")) or securities convertible into Common Stock or equivalent stock at a price per share of Common Stock or per share of equivalent stock (or having a conversion price per share, if a security convertible into Common Stock or equivalent stock) less than the current market price (as determined pursuant to subsection (d)) per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately before such record date by a fraction, the numerator of which is the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock and/or equivalent stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or equivalent stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). If such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. An adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

     (c) If the Company fixes a record date for a distribution to all holders of Common Stock (including any distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in subsection (b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to subsection (d)) per share of Common Stock on the record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of the subscription rights or warrants applicable to a share of Common Stock and the denominator of which shall be the current market price (as determined pursuant to subsection (d)) per share of Common Stock. Adjustments shall be made successively whenever such a record date is fixed, and if the distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would have been in effect if such record date had not been fixed.

     (d) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) and Section 24(c), the "current market
                                           --------------
price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for the 30 consecutive Trading Days (as defined below) immediately prior to that date; for purposes of computations made pursuant to Section 11(a)(iii), the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of that Common Stock for the 10 consecutive Trading Days immediately following that date; and for purposes of computations made pursuant to Section 24(c), the "current market price" per share of Common Stock
            -------------
shall be deemed to be the closing price per share of Common Stock on the Trading Day immediately preceding the date of exchange pursuant to Section 24. If the
                                                              ----------
current market price per share of Common Stock is determined during a period following the announcement by the issuer of the Common Stock of:

          (i) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or

          (ii) any subdivision, combination or reclassification of such Common Stock;

and prior to the expiration of the requisite 30 Trading-Day or 10 Trading-Day period, as set forth above, after the ex-dividend date for the dividend or distribution, or the record date for the subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

     (e) Notwithstanding anything in this Agreement to the contrary, no adjustment in the Purchase Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Purchase Price, but any adjustments that by reason of this subsection (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share, as the case may be. Notwithstanding the first sentence of this subsection (e), any adjustment required by this Section 11 shall be made no later than the earlier of:

          (i) three years from the date of the transaction that mandates such adjustment, or

          (ii) the Expiration Date.

     (f) If as a result of an  adjustment  made pursuant to Section  13(a),  the
                                                            --------------
holder of any Right thereafter exercised becomes entitled to receive any shares of capital stock other than Common Stock, the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and Sections 7, 9, 10, 13 and 14 with respect to the Common Stock shall apply on
    ----------------------------
like terms to any such other shares.

     (g) All Rights originally issued by the Company after any adjustment of the Purchase Price shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h) Unless the Company shall have exercised its election as provided in subsection (i), upon each adjustment of the Purchase Price as a result of the calculations made in subsections (b) and (c), each Right outstanding immediately prior to the making of the adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-thousandth) obtained by:

          (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and

          (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to the adjustment. Each Right held of record prior to the adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this subsection (i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which the holders
                        ----------
shall be entitled as a result of the adjustment, or, at the option of the Company, shall cause to be distributed to the holders of record in substitution and replacement for the Rights Certificates held by the holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which the holders shall be entitled after the adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for in this Agreement (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares that were expressed in the initial Rights Certificates issued hereunder.

     (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated or par value, if any, of the number of shares of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary for the Company validly to issue fully paid and nonassessable shares of Common Stock at the adjusted Purchase Price.

     (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of that event the issuance to the holder of any Right exercised after that record date the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to the adjustment. In that case , the Company shall deliver to such holder a due bill or other appropriate instrument evidencing the holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring the adjustment.

     (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any:

          (i) consolidation or subdivision of the Common Stock,

          (ii) issuance wholly for cash of any shares of Common Stock at less than the current market price,

          (iii) issuance wholly for cash of shares of Common Stock or securities that by their terms are convertible into or exchangeable for shares of Common Stock,

          (iv) stock dividends or

          (v) issuance of rights, options or warrants referred to in this
Section 11,

hereafter made by the Company to holders of its Common Stock shall not be taxable to such Stockholders.

     (n) The Company covenants and agrees that it will not, at any time after the Distribution Date:

          (i) consolidate with or merge with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with subsection
(o)), or

          (ii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with subsection (o));

if:

                  (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; or

                  (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of
         Section 13(a) shall have received a distribution of Rights previously
         -------------
         owned by such Person or any of its Affiliates and Associates.

     (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 27, take (or permit any
                                   ------------------------
Subsidiary to take) any action if at the time the action is taken it is reasonably foreseeable that the action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

     (p) Notwithstanding anything in this Agreement to the contrary, if the Company at any time after the Declaration Date and before the Distribution Date:

          (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock,

          (ii) subdivides the outstanding shares of Common Stock, or

          (iii) combines the outstanding shares of Common Stock into a smaller number of shares,

the  number  of  Rights   associated  with  each  share  of  Common  Stock  then
outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

     Section 12.  Certificate  of Adjusted  Purchase  Price or Number of Shares.
                  --------------------------------------------------------------
Whenever  an  adjustment  is made as provided in Section 11 or Section 13 (other
                                                 ------------------------
than adjustments occurring prior to the Distribution Date or any Triggering Event), the Company shall:

     (i) promptly prepare a certificate setting forth the adjustment and a brief statement of the facts accounting for the adjustment,

     (ii) promptly file with the Rights Agent, and with each transfer agent for the Common Stock, a copy of the certificate, and

     (iii) mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26.

Promptly after the Distribution Date or any Triggering Event, the Company shall comply with the foregoing for any adjustment that occurred prior to the Distribution Date or the Triggering Event. The Rights Agent shall be fully protected in relying on any certificate delivered by the Company pursuant to this Section 12 and on any adjustment therein contained.

     Section 13. Consolidation,  Merger or Sale or Transfer of Assets or Earning
Power.           ---------------------------------------------------------------
-----

     (a) If, following the Stock Acquisition Date, directly or indirectly,

                  (x) the Company shall consolidate with, or merge into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o)), and the Company shall not be the
                            --------------
         continuing or surviving corporation of such consolidation or merger,

                  (y) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o)) shall consolidate with,
                                        --------------
         or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of the consolidation or merger and, in connection with the consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or

                  (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which and all of which comply with
         Section 11(o));
         --------------

then, and in each such case (except as contemplated by subsection (d)), proper provision shall be made so that:

                  (i)each holder of a Right, except as provided in Section 7(e),
                                                                   ------------
         shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as defined below), not subject to any liens, encumbrances, rights of first refusal or other adverse claims or restrictions, as shall be equal to the result obtained by:

                        (1) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such shares for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence) and

                        (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the current market price (determined pursuant to Section 11(d)(i)) per share of the Common
                                       -----------------
Stock of such Principal Party on the date of consummation of such Section 13 Event;

          (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement;

          (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of
Section 11 shall apply only to such Principal Party following the first
----------
occurrence of a Section 13 Event;

          (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and

          (v) Section  11(a)(ii) shall be of no effect following the first
              -----------------
occurrence of any Section 13 Event.

     (b) "Principal Party" shall mean:

          (i) in the case of any transaction described in clause (x) or (y) of the first sentence of subsection (a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in the merger or consolidation, and if no securities are so issued, the Person that is the other party to the merger or consolidation; and

          (ii) in the case of any transaction described in clause (z) of the first sentence of subsection (a), the Person that receives the greatest portion
of the assets  or  earning  power   transferred   pursuant  to  such
transaction   or transactions;

In the case of either paragraph (i) or (ii) of this subsection (b):

               (1) if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under
Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and

               (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

     (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this
Section 13 and unless prior thereto the Company and the Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in subsection (a), the Principal Party will:

          (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to:

                           (A) become effective as soon as practicable after
                  such filing, and

                           (B) remain effective (with a prospectus at all times
                  meeting the requirements of the Act) until the Expiration Date; and

          (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

This Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. If a Section 13 Event occurs at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in subsection (a), subject to Section 7(e).
                           ------------

     (d)  Notwithstanding  anything  in this  Agreement  to the  contrary,  this
Section 13 shall not apply to a transaction described in clauses (x) and (y) of the first sentence of subsection (a) if:

          (i) the transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a Qualifying Offer (or a wholly owned subsidiary of any such Person or Persons),

          (ii) the price per share of Common Stock offered in the transaction is not less than the highest price paid per share pursuant to the Qualifying Offer, and

          (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to the transaction is the same as the form of consideration paid pursuant to the Qualifying Offer.

Upon consummation of a transaction contemplated by this subsection (d), all Rights shall expire.

     Section 14. Fractional Rights and Fractional Shares.
                 ----------------------------------------

     (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p), or to distribute
                                                -------------
Rights Certificates that evidence fractional Rights. After the Distribution Date, in lieu of fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this subsection (a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which the fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

     (b) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time the Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock. For purposes of this subsection (b), the current market value of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)) for the Trading Day immediately
                                  --------------
prior to the date of exercise.

     (c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

     Section  15.  Rights of  Action.  All  rights of action in  respect of this
                   ------------------
Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock). Any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of this Agreement.

     Section  16.  Agreement  of  Rights  Holders.  Every  holder  of a Right by
                   -------------------------------
accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

     (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for that purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

     (c) subject to Section  6(a) and Section  7(f),  the Company and the Rights
                    -------------     -------------
Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be
                                                        -------------
affected by any notice to the contrary; and

     (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation, but the Company shall use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

     Section 17. Rights Certificate Holder Not Deemed a Shareholder.  No holder,
                 ---------------------------------------------------
as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of shares of Common Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained in this Agreement or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate have been exercised in accordance with the provisions of this Agreement.

     Section 18. Concerning the Rights Agent.
                 ----------------------------

     (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, suit, action, proceeding or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken or suffered by the Rights Agent in connection with the acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, including the costs and expenses of defending against and appealing any claim of liability arising therefrom, directly or indirectly.

     (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement or the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, instruction or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20.
                                                     -----------

     Section 19. Merger or Consolidation or Change of Name of Rights Agent.
                 ----------------------------------------------------------

     (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of either of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of
Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights
Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates in this Agreement.

     (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     Section 20.  Duties of Rights  Agent.  The Rights Agent shall have only the
                  ------------------------
duties and obligations expressly set forth in this Agreement. There shall be no implied duties or obligations of the Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted by it in good faith and in accordance with such advice.

     (b) Whenever in the administration, exercise and performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "current market price") be proved or established by the Company prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and any such certificate shall be full authorization and protection to the Rights Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent shall not be liable or responsible hereunder to the Company except for its own negligence, bad faith or willful misconduct.

     (d) The Rights Agent shall not be liable or responsible for or by reason of any of the representations, warranties, statements of fact or recitals contained in this Agreement or in the Rights Certificates (except as to the fact that it has countersigned the Rights Certificates) or be required to verify the same, but all such representations, warranties, statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not have any liability or responsibility in respect of the legality, validity or enforceability of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality, validity, enforceability or execution of any Rights Certificate (except its countersignature thereof); nor shall it be liable or responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be liable or responsible for any adjustment including, without limitation, as required under the provisions of Section 11 or 13 (including any adjustment which results
                        ----------------
in the Rights becoming void) or liable or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a notice or certificate pursuant to Section 12 describing any such adjustment); nor shall it by any act
            ----------
hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent or the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions or directions with respect to the administration of this Agreement and the execution and performance of its duties hereunder and certificates delivered pursuant to any provision hereof from the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable or responsible for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for such instructions.

     (h) The Rights Agent and any Affiliate, shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such Affiliate, shareholder, director, officer or employee from acting in any other capacity for the Company or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be liable or responsible for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss or damages to the Company or to the holders of the Rights resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof. The Rights Agent shall not be under any duty or responsibility to insure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of the Rights Certificates.

     (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, the Certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company.

     Section  21.  Change of Rights  Agent.  The Rights  Agent or any  successor
                   ------------------------
Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' prior notice in writing mailed to the Company, and to each transfer agent of the Common Stock, by registered or certified mail, and, after the Distribution Date, to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' prior notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the Commonwealth of Pennsylvania (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the Commonwealth of Pennsylvania), in good standing, having a principal office in the Commonwealth of Pennsylvania, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this
Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     Section 22. Issuance of New Rights Certificates. Notwithstanding any of the
                 ------------------------------------
provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company:

          (i) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or warrants or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and

          (ii) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company;

issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale. No such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, or appropriate adjustment has otherwise been made in lieu of the issuance thereof.

     Section 23. Redemption and Termination.
                 ---------------------------

     (a) The Board of Directors of the Company may, at its option, at any time before the earlier of:

          (i) the close of business on the tenth day following the Stock Acquisition Date, or

          (ii) the Final Expiration Date;

redeem all but not less than all of the then outstanding Rights at a redemption price of $.05 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being referred to as the "Redemption Price"). Notwithstanding the foregoing, if the Board of Directors of the Company authorizes redemption of the Rights in either of the circumstances set forth in clauses (x) or (y) below, then there must be Continuing Directors then in office and the authorization shall require the concurrence of a majority of such Continuing Directors:

          (x) the authorization occurs on or after the time a Person becomes an Acquiring Person, or

          (y) the authorization occurs on or after the date of a change (resulting from a proxy or consent solicitation) in a majority of the directors in office at the commencement of such solicitation if any Person who is a participant in such solicitation has stated (or, if upon the commencement of such solicitation, a majority of the Board of Directors of the Company has determined in good faith) that such Person (or any of its Affiliates or Associates) intends to take, or may consider taking, any action that would result in such Person becoming an Acquiring Person or that would cause the occurrence of a Triggering Event.

Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable at any time when the Company may redeem them pursuant to this
Section 23. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the "current market price", as defined in
Section 11(d),  of the Common Stock at the time of redemption) or any other form
-------------
of consideration deemed appropriate by the Board of Directors.

     (b) At such time as specified in the resolution of the Board of Directors ordering redemption of the Rights (or at such time as is determined by, a committee of the Board of Directors authorized by the Board of Directors to specify such time at the time of the board's adoption of such resolution or immediately upon such action of the Board of Directors if the board does not specify a date or so empower a committee) and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Any failure to give or inadequacy of such notice shall not affect the validity of the redemption. The Redemption Price shall be payable to those Persons who are record holders of the Rights at the close of business on a date determined by the Board of Directors, which date shall be at least eleven days after the Board of Directors orders redemption of the Rights. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time except:

          (i) in the manner  specifically  set forth in this Section 23 or in
Section 24, or
----------

          (ii) in connection with the purchase of Common Stock prior to the Distribution Date.

     Section 24. Exchange.
                 ---------

     (a) The Board of Directors of the Company may, at its option, at any time and from time to time on or after a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e)) for
                                                              --------------
shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding shares of Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding. In the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall use its best reasonable efforts to take all such action as may be necessary to authorize additional Common Stock for issuance upon exchange of the Rights.

     (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange, but the failure to give, or any defect in, such notice shall not affect the validity of the exchange. The Company promptly shall mail a notice of any the exchange to all of the holders of Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 7(e)) held by each holder of Rights.
              -------------

     (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute for any share of Common Stock exchangeable for a Right:

          (i) "common stock equivalents,"

          (ii) cash,

          (iii) debt securities of the Company,

          (iv) other assets, or

          (v) any combination of the foregoing, having an aggregate value which a majority of the Continuing Directors and the Board of Directors of the Company shall have determined in good faith to be equal to the current market price of one share of Common Stock (determined pursuant to Section 11(d)).
                                                           --------------

     Section 25. Notice of Certain Events.
                 -------------------------

     (a) In case the Company shall propose,  at any time after the  Distribution
Date:

          (i) to pay any dividend payable in stock of any class to the holders of Common Stock, or

          (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or

          (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), or

          (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o)), or to effect any sale or other transfer (or to permit one
     ---------------
or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which and all of which comply with Section 11(o)), or
     --------------

          (v) to effect the liquidation, dissolution or winding up of the Company;

then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice
                                                            ----------
of the proposed action, which shall specify the record date for the purposes of the stock dividend, distribution of rights or warrants, or the date on which the reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the shares of Common Stock for purposes of the action, and in the case of any other action, at least 20 days prior to the date of the taking of the proposed action or the date of participation therein by the holders of the shares of Common Stock, whichever shall be the earlier.

     (b) In case any Section 11(a)(ii) Event shall occur, then, in any such case:

          (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with
Section 26, a notice of the occurrence of such event,  which shall specify the
----------
event and the consequences of the event to holders of Rights under
Section 11(a)(ii), and
-----------------

          (ii) all references in subsection (a) to Common Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

     Section 26. Notices.  Notices or demands authorized by this Agreement to be
                 --------
given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if and when sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  L.B. Foster Company
                  415 Holiday Drive
                  Pittsburgh, PA  15220
                  Attention: Secretary

Subject to Section 21, any notice or demand  authorized by this  Agreement to be
           ----------
given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if and when sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                  American Stock Transfer & Trust Company
                  59 Maiden Lane
                  New York, NY  10038
                  Attention:  Corporate Trust Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if before the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if and when sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

     Section 27. Supplements and Amendments.
                 ---------------------------

     (a) Prior to the Distribution Date and subject to subsection (f), the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock.

     (b) From and after the Distribution Date and subject to subsection (f), the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order:

          (i) to cure any ambiguity,

          (ii) to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein,

          (iii) to shorten or lengthen any time period hereunder (which lengthening or shortening, following the first occurrence of an event set forth in clauses (i) or (ii) of the first sentence to Section 23(a), shall be
                                                --------------
effective only if there are Continuing Directors and shall require the concurrence of a majority of such Continuing Directors), or

          (iv) to change or supplement the provisions hereunder in any manner that the Company deems necessary or desirable and that does not adversely affect the interests of the holders of Rights Certificates (other than any Acquiring Person).

     (c) This Agreement may not be supplemented or amended to lengthen, pursuant to subsection (b)(iii):

          (i) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or

          (ii) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights.

     (d) Without limiting the other provisions of this section, the Company may at any time or from time to time prior to such time as any Person becomes an Acquiring Person amend this Agreement to lower the thresholds set forth in Sections 1(a) and 1(i) to not less than 10%.
----------------------

     (e) Upon the delivery of a certificate from an appropriate officer of the Company stating that the proposed supplement or amendment is in compliance with this Section 27, the Rights Agent shall execute such supplement or amendment.

     (f) Notwithstanding anything in this Agreement to the contrary, no supplement or amendment shall be made pursuant to this Section 27 that changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of shares of Common Stock for which a Right is exercisable.

     (g) Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

     Section 28. Successors.  All the covenants and provisions of this Agreement
                 -----------
by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 29. Determinations and Actions by the Board of Directors,  etc. For
                 -----------------------------------------------------------
all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement. The Board of Directors of the Company (with, where specifically provided for herein, the concurrence of the Continuing Directors) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the board (with, where specifically provided for herein, the concurrence of the Continuing Directors) or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to interpret this Agreement, and make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (i) below, all omissions with respect to the foregoing) that are done or made by the board (with, where specifically provided for herein, the concurrence of the Continuing Directors) in good faith, shall:

          (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and

          (ii) not subject the board or the Continuing Directors to any liability to the holders of the Rights.

     Section 30. Benefits of this Agreement.  Nothing in this Agreement shall be
                 ---------------------------
construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

     Section 31. Severability.  If any term of this Agreement is held by a court
                 -------------
of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; except that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable, and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would materially adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.

     Section  32.  Governing  Law.  This  Agreement,  each Right and each Rights
                   ---------------
Certificate issued hereunder shall be governed by and interpreted and enforced in accordance with the substantive laws of the Commonwealth of Pennsylvania, without reference to the principles governing the conflict of laws applicable in that or any other jurisdiction.

     Section 33.  Counterparts.  This Agreement may be executed in any number of
                  -------------
counterparts, each which shall be an original, and all of which shall together constitute a single instrument.

     Section 34. Descriptive Headings. Descriptive headings of the provisions of
                 --------------------
this Agreement are inserted for convenience only and shall not affect the meaning of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                                     L. B. FOSTER COMPANY


                                                 By: /s/ David J. Russo
                                                     ---------------------------
                                               Name:   David J. Russo
                                              Title:   Senior Vice President and
                                                       Chief Financial Officer


                                                     AMERICAN STOCK TRANSFER
                                                     & TRUST COMPANY


                                                  By: /s/ Herbert Lemmer
                                                      --------------------------
                                                Name:   Herbert Lemmer
                                               Title:  Vice President

                                    EXHIBIT A

                          [FORM OF RIGHTS CERTIFICATE]


Certificate No.  R                                   _____ Rights

NOT EXERCISABLE AFTER OCTOBER 24, 2016 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.O5 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN
SECTION 7(e) OF SUCH AGREEMENT.](1)

                               RIGHTS CERTIFICATE
                              L. B. FOSTER COMPANY

     This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entities the owner thereof, subject to the terms of the Rights Agreement dated as of October 24, 2006 (the "Rights Agreement") between L. B. Foster Company, a Pennsylvania corporation (the "Company"), and American Stock Transfer & Trust Company, a New York corporation (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (Pittsburgh time) on October 24, 2016 at the office or offices of the Rights Agent designated for such purpose, or its successor as Rights Agent, one fully paid, non-assessable share of Class A Common Stock of the Company ("Common Stock"), at a purchase price of $30.00 per share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of October 24, 2006, based on the Common Stock as constituted at such date.

     Upon the occurrence of a Section 11(a)(ii) Event (as defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

(1) The portion of the legend in brackets shall be inserted in the place of the preceding sentence if applicable.

     As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Common Stock or other securities that may be purchased upon exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the occurrence of certain events, including a Triggering Event (as defined in the Rights Agreement).

     This Rights Certificate is subject to the terms of the Rights Agreement, which terms are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights
Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate is exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the Rights Agreement, the Rights evidenced by this Certificate may be (i) redeemed by the Company at its option at a redemption price of $.05 per Right at any time prior to the earlier of the close of business on (A) the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (B) the Final Expiration Date (as defined in the Rights Agreement) or (ii) exchanged by the Company under certain circumstances, at its option, in whole or in part, for one share of Common Stock per Right (or, in certain cases, other securities, cash or assets of the Company), subject in each case to adjustment in certain events as provided in the Rights Agreement. Under certain circumstances set forth in the Rights Agreement, the decision to redeem shall require the concurrence of a majority of the Continuing Directors.

     No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose unless countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of

ATTEST:                                     L. B. FOSTER COMPANY


By: ____________________________            By:___________________________
                  Secretary                 Title:


Countersigned:                              AMERICAN STOCK TRANSFER
                                            & TRUST COMPANY


                                            By:___________________________
                                               Authorized Signature

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT

(To be executed by the registered holder to transfer the Rights Certificate.)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Please print name and address of transferee)

------------------------------------------------------------------------------
this Rights Certificate, together with all right, title and interest therein and does hereby irrevocably constitute and appoint ____________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: _______________ __, _____

                                                       -------------------------
                                                       Signature


Signature Guaranteed:

                                   CERTIFICATE

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) this Rights Certificate [_] is [_] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, it [_] did [_] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:______________ ___, _____

                                                       -------------------------
                                                       Signature


Signature Guaranteed:

                                     NOTICE
                                     ------

     The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular.

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)


To:  L. B. Foster Company:

     The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Rights Certificate to purchase the shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

------------------------------
Please insert social security
or other identifying number

------------------------------
------------------------------
------------------------------
(Please print name and address)

     If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

         ------------------------------
         Please insert social security

         or other identifying number
         ------------------------------
         ------------------------------
         ------------------------------
         (Please print name and address)

         Dated:_____________ ___, _____

         ------------------------------

         Signature

         Signature Guaranteed::

                                   CERTIFICATE


The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Rights Certificate [_] are [_] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, it [_] did [_] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

         Dated:_______________ __, ______

         -------------------------

         Signature

         Signature Guaranteed:



                                     NOTICE
     The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular.

                                    EXHIBIT B

                                SUMMARY OF RIGHTS

     On October 24, 2006, the Board of Directors of L. B. Foster Company (the "Company") declared a dividend distribution of one right (a "Right") for each outstanding share of the Company's Common Stock, par value $0.01 per share ("Common Stock"), to shareholders of record at the close of business on May 15, 2007. Except as described below, each Right, when exercisable, entitles the registered holder to purchase from the Company one share of Common Stock at a purchase price of $30.00 (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent. The following is a general description only and is subject to the detailed terms and conditions of the Rights Agreement. A copy of the Rights Agreement, including the form of Rights Certificate and the Summary of Rights to be provided to shareholders of the Company, is being filed with the Securities and Exchange Commission as an Exhibit to the Company's Registration Statement on Form 8-A and is incorporated herein by reference.

     Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons other than the Company, its subsidiaries or any person receiving newly-issued shares of Common Stock directly from the Company or indirectly via an underwriter in connection with a public offering by the Company (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or
(ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of such outstanding shares of Common Stock. Until the Distribution Date, (i) the
Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after May 15, 2007 will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on October 24, 2016, unless earlier redeemed or exchanged by the Company as described below.

     As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

     If any person becomes an Acquiring Person other than pursuant to a Qualifying Offer (as defined below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. The Rights Agreement contains an exemption for any issuance of Common Stock by the Company directly to any person (for example, in a private placement or an acquisition by the Company in which Common Stock is used as consideration) or indirectly via an underwriter in connection with a public offering by the Company, even if that person would become the beneficial owner of 20% or more of the outstanding Common Stock, provided that such person does not acquire any additional shares of Common Stock. Notwithstanding any of the foregoing, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable in any event until such time as the Rights are no longer redeemable by the Company as set forth below.

     A "Qualifying Offer" means a tender offer or exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the Continuing Directors (as defined below) who are not officers or employees of the Company and who are not related (as specified in the Rights Agreement) to the Person making such offer, to be fair to and in the best interests of the Company and its shareholders.

     If at any time following the Stock Acquisition Date (i) the Company is acquired in a merger or other business combination transaction in which the Common Stock is changed or exchanged or in which the Company is not the surviving corporation (other than a merger that follows a Qualifying Offer and satisfies certain other requirements), or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights that have been previously voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

     The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) if holders of the Common Stock are granted certain rights or warrants to subscribe for Common Stock or convertible securities at less than the current market price of the Common Stock, or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

     At any time until ten days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.05 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors). Under certain circumstances set forth in the Rights Agreement, the decision to redeem shall require the concurrence of a majority of the Continuing Directors. Immediately upon the action of the Board of Directors ordering redemption of the Rights or at such other time as may be specified by the Board when it orders redemption, with, where required, the concurrence of a majority of the Continuing Directors, the Rights will terminate and the only right of the holders of Rights will be to receive the $.05 redemption price.

     The term "Continuing Directors" means any member of the Board of Directors of the Company who was a member of the Board prior to the Stock Acquisition Date, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but shall not include an Acquiring Person, or an affiliate or associate of an Acquiring Person, or any representative of the foregoing entities.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income if the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

     Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the Rights Agreement may be amended by the Board (in certain circumstances, with the concurrence of the Continuing Directors) in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at a time when the Rights are not redeemable.

     As of October 24, 2006, there were 10,520,245 shares of Common Stock outstanding and 727,000 shares of Common Stock reserved for issuance under outstanding options to purchase Common Stock. Each outstanding share of Common Stock at the close of business on May 15, 2007 will receive one Right. In addition, Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company's treasury) after that date but prior to the earlier of the Distribution Date or the Expiration Date and, in certain circumstances as provided in the Rights Agreement, after the Distribution Date.